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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

              Current Report pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2002

                     TRANSCOMMUNITY BANKSHARES INCORPORATED
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             (Exact name of registrant as specified in its charter)

Virginia                             000-33355                54-2032355
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
 of incorporation)                                       Identification Number)

                   9025 Forest Hill Avenue, Richmond, VA 23235
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 320-6000

                                 Not Applicable
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             (Former name or address, if changed since last report)

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Item 5.    Other Matters.
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           The annual meeting of shareholders of TransCommunity Bankshares
Incorporated, a Virginia corporation (the "Company"), will be held on Wednesday, September 4, 2002, at 10:00 a.m. at the Powhatan Village Building, 3910 Old Buckingham Road, Powhatan, Virginia. All holders of record of the outstanding common stock of the Company as of the close of business on July 29, 2002, will be entitled to receive notice of and to vote at the annual meeting.

           The proxy statement of Bank of Powhatan, N.A. (the Company is a successor issuer to the Bank of Powhatan, N.A.) circulated to shareholders in connection with its 2001 annual meeting of shareholders, which was held August 15, 2001, provided that proposals by shareholders that were intended for inclusion in the Company's proxy materials for the annual meeting of shareholders of the Company in 2002 had to be received by the Company by December 12, 2001, in order to be considered for inclusion in its proxy materials. No proposals were submitted on or before that date.

           Because the 2002 annual meeting of shareholders of the Company will be held more than 30 days after the date of the 2001 annual meeting, shareholders have additional time to submit director nominations and shareholder proposals to be considered at the Company's 2002 annual meeting. The Company hereby notifies its shareholders that director nominations and proposals by shareholders that are intended for inclusion in the Company's proxy materials for the 2002 annual meeting must now be received by the Company by Wednesday, July 3, 2002, in order to be considered for inclusion in the Company's proxy materials. Such proposals may be included in the Company's proxy materials for the 2002 annual meeting if they comply with the Company's bylaws and certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Additionally, for all other shareholder proposals or director nominations to be timely, a shareholder's notice must be received by the Company by the close of business on Wednesday, July 3, 2002.

         Shareholders should address their proposals to Corporate Secretary, TransCommunity Bankshares Incorporated, 9025 Forest Hill Avenue, Richmond, Virginia 23235.

           If the Company is not notified of a shareholder proposal by the close of business on Wednesday, July 3, 2002, then management of the Company will be allowed to use its discretionary voting authority with respect to proxies held by management if and when the proposal is raised at the 2002 annual meeting (without any discussion of the matter in the Company's proxy materials for the 2002 annual meeting).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSCOMMUNITY BANKSHARES INCORPORATED


                                    By: /s/ Bruce B. Nolte
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                                        Bruce B. Nolte
                                        President

Dated:  May 31, 2002

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